Exhibit 99.1

200 Crossing Boulevard, Bridgewater, NJ 08807

Press Release:
SYNCHRONOSS TECHNOLOGIES, INC. ANNOUNCES
FOURTH QUARTER AND FULL YEAR RESULTS

•GAAP combined total revenue was $145.6 million
•Non-GAAP combined total revenue was $147.8 million
•GAAP revenue from continuing operations for the fourth quarter was $121.7 million
•Non-GAAP revenue from continuing operations for the fourth quarter was $123.9 million
•GAAP EPS from continuing operations for the fourth quarter was $(0.51)
•Non-GAAP EPS from continuing operations for the fourth quarter was $0.24

BRIDGEWATER, NJ –February 8, 2017 – Synchronoss Technologies, Inc. (NASDAQ: SNCR), the leader in mobile cloud innovation for mobile carriers, enterprises, retailers and OEMs around the world, today announced financial results for the fourth quarter of 2016.

“Synchronoss has transformed its strategy with the Intralinks acquisition and divestiture of its traditional activation business as the company now looks to expand the scale and scope of its enterprise and cloud initiatives to drive the new SNCR 3.0 vision, said Ronald Hovsepian, Chief Executive Officer of Synchronoss.” “The Synchronoss team is laying the foundation for the next chapter of growth,” said Ronald Hovsepian, Chief Executive Officer of Synchronoss.

“It has been an exciting time here at Synchronoss over the past few months as we view the acquisition of Intralinks to be a major step forward in our enterprise strategy with Ron leading the team to successfully integrate both companies into a single portfolio”, said Founder and Executive Chairman Stephen Waldis. “I look forward to working with Ron during this pivotal time for Synchronoss’ employees, customers, and partners around the globe.”

Financial Highlights for the Fourth Quarter of 2016:

•
Total revenues from continuing operations: $121.7 million GAAP compared to $121.2 million in the fourth quarter of 2015. $123.9 million non-GAAP compared to $121.8 million in the fourth quarter of 2015. Total combined revenue from continuing and discontinued operations was $145.6 million. Non-GAAP combined total revenue from continuing and discontinued operations was $147.8 million.

•	Gross profit from continuing operations: $71.5 million GAAP compared to $75.7 million in the fourth quarter of 2015. $78.1 million non-GAAP compared to $83.4 million in the fourth quarter of 2015.

•
Operating (loss) income from continuing operations: $(30.4) million GAAP compared to $1.5 million in the fourth quarter of 2015. $13.1 million non-GAAP compared to $29.9 million in the fourth quarter of 2015.

•
Net (loss) income attributable to Synchronoss from continuing operations: $(22.6) million GAAP compared to $(3.2) million in the fourth quarter of 2015. $11.0 million non-GAAP compared to $20.0 million in the fourth quarter of 2015.

•	Earnings (loss) per diluted share: $(0.51) GAAP compared to $(0.07) in the fourth quarter of 2015. $0.24 non-GAAP compared to $0.43 in the fourth quarter of 2015.

•	Operating cash flow: $86.0 million GAAP and non-GAAP compared to $63.2 million GAAP and non-GAAP in the fourth quarter of 2015.

Financial Highlights for the Full Year 2016:

•	Total revenues from continuing operations: $476.7 million GAAP compared to $428.1 million in 2015. $490.2 million non-GAAP compared to $429.4 million in 2015.

•	Gross profit from continuing operations: $282.5 million GAAP compared to $272.8 million in 2015. $319.2 million non-GAAP compared to $288.0 million in 2015.

•	Operating (loss) income from continuing operations: $(71.9) million GAAP compared to $15.1 million in 2015. $82.0 million non-GAAP compared to $96.2 million in 2015.

•	Net (loss) income from continuing operations attributable to Synchronoss: $(55.7) million GAAP compared to $1.3 million in 2015. $59.8 million non-GAAP compared to $63.6 million in 2015.

•	(Loss) earnings per diluted share from continuing operations: $(1.28) GAAP compared to $0.03 in 2015. $1.28 non-GAAP compared to $1.38 in 2015.

•	Operating cash flow: $142.5 million GAAP compared to $139.8 million in 2015. $142.5 million non-GAAP compared to $143.4 million in 2015.

A reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading "Non-GAAP Financial Measures."

Fourth Quarter and Recent Business Highlights:

•
GAAP Cloud Services revenue from continuing operations accounted for $121.7 million in the fourth quarter. Non-GAAP Cloud Services revenue from continuing operations accounted for $123.9 million in the fourth quarter. This was led by cloud deployments at new and existing customers.

•	Completed the acquisition of Intralinks together with the closing of the $1.1 billion credit facility.

•	Completed the divestiture of our carrier activation business to Sequential Technology International as well as the sale of our SpeechCycle and Mirapoint Software activation businesses.

•	Strong progress at international customers in EMEA and APAC as they move towards scaling our Messaging and Personal Cloud Platforms.

First Quarter Investor Conference Participation Schedule:

•	Raymond James Investor Conference March 7, 2017-Orlando, FL

Conference Call Details

In conjunction with this announcement, Synchronoss will host a conference call on Wednesday, February 8, 2017, at 5:00 p.m. (ET) to discuss the company’s financial results. To access this call, dial 877-930-7767 (domestic) or 253-336-7416 (international). The pass code for the call is 52260549. Additionally, a live web cast of the conference call will be available on the “Investor Relations” page on the company’s web site www.synchronoss.com.

Following the conference call, a replay will be available for a limited time at 855-859-2056 (domestic) or 404-537-3406 (international). The replay pass code is 52260549. An archived web cast of this conference call will also be available on the “Investor Relations” page of the company’s web site, www.synchronoss.com.

Non-GAAP Financial Measures

Synchronoss has provided in this release selected financial information that has not been prepared in accordance with GAAP. This information includes historical non-GAAP revenues, gross profit, operating income (loss), net income (loss), effective tax rate, earnings (loss) per share and cash flows from operating activities. Synchronoss uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Synchronoss’ ongoing operational performance. Synchronoss believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends, and in comparing its financial results with other companies in Synchronoss’ industry, many of which present similar non-GAAP financial measures to investors. As noted, the non-GAAP financial results discussed above add back the deferred revenue write-down associated with acquisitions, fair value stock-based compensation expense, acquisition and restructuring related costs, changes in the contingent consideration obligation, deferred compensation expense related to earn outs and amortization of intangibles associated with acquisitions.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures as detailed above. As previously mentioned, a reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release.

About Synchronoss Technologies, Inc.

Synchronoss (NASDAQ: SNCR) is an innovative software company that helps both service providers and enterprises realize and execute their goals for mobile transformation now. Our simple, powerful and flexible solutions serve millions of mobile subscribers and a large portion of the Fortune 500 worldwide today. For more information, visit us at www.synchronoss.com.

Forward-looking Statements

This document may include certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," “outlook” or words of similar meanings. These statements are based on our current beliefs or expectations and are inherently subject to various risks and uncertainties, including those set forth under the caption "Risk Factors" in Synchronoss’ Annual Report on Form 10-K for the year ended December 31, 2015 and other documents filed with the U.S. Securities and Exchange Commission. Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory factors. Synchronoss does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

Synchronoss and the Synchronoss logo are trademarks of Synchronoss Technologies, Inc. All other trademarks are property of their respective owners.

SOURCE: Synchronoss Technologies, Inc.

CONTACT: Synchronoss Technologies, Inc.

Investor and Media:
Daniel Ives, +1 908-524-1047
daniel.ives@synchronoss.com

SYNCHRONOSS TECHNOLOGIES, INC.
BALANCE SHEETS
(in thousands, except per share data)
(Unaudited)

	December 31, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$181,018	$147,634
Marketable securities	12,506	66,357
Accounts receivable, net of allowance for doubtful accounts of $1,756 and $3,029 at December 31, 2016 and December 31, 2015, respectively	137,561	136,117
Prepaid expenses and other assets	33,488	48,127
Assets of discontinued operations, current	—	8,710
Total current assets	364,573	406,945
Restricted cash	30,000	—
Marketable securities	2,974	19,635
Property and equipment, net	155,599	168,280
Goodwill	273,710	182,000
Intangible assets, net	203,864	174,322
Deferred tax assets	1,503	3,560
Other assets	7,541	10,350
Receivable from related party	83,000	—
Equity method investments	45,890	—
Assets of discontinued operations, non-current	—	45,136
Total assets	$1,168,654	$1,010,228

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$15,770	$26,038
Accrued expenses	72,705	45,819
Deferred revenues	22,602	8,323
Contingent consideration obligation	11,860	—
Short term debt	29,000	—
Total current liabilities	151,937	80,180
Lease financing obligation - long term	12,121	13,343
Contingent consideration obligation - long-term	—	930
Convertible debt	226,291	224,878
Deferred tax liability	50,838	16,404
Deferred revenues	16,724	559
Other liabilities	3,782	2,668
Redeemable noncontrolling interest	49,856	61,452
Stockholders’ equity:
Preferred stock, $0.0001 par value; 10,000 shares authorized, 0 shares issued and outstanding at December 31, 2016 and December 31, 2015	—	—
Common stock, $0.0001 par value; 100,000 shares authorized, 49,317 and 48,084 shares issued; 45,323 and 44,405 outstanding at December 31, 2016 and December 31, 2015, respectively	5	4
Treasury stock, at cost (3,994 and 3,679 shares at December 31, 2016 and December 31, 2015, respectively)	(95,183)	(65,651)
Additional paid-in capital	575,093	512,802
Accumulated other comprehensive loss	(43,252)	(38,684)
Retained earnings	220,442	201,343
Total stockholders’ equity	657,105	609,814
Total liabilities and stockholders’ equity	$1,168,654	$1,010,228

SYNCHRONOSS TECHNOLOGIES, INC.
STATEMENT OF INCOME*
(in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year ended December 31,
	2016	2015	2016	2015

Net Revenues	$121,717	$121,213	$476,671	$428,117
Costs and Expenses:
Cost of services (1)(2)**	50,210	45,512	194,198	155,287
Research and development (1)(2)	28,273	22,958	106,681	91,430
Selling, general and administrative (1)(2)	43,297	29,539	131,106	88,411
Net change in contingent consideration obligation	3,631	760	10,930	760
Restructuring charges	1,360	(34)	6,333	4,946
Depreciation and amortization	25,302	20,931	99,311	72,152
Total costs and expenses	152,073	119,666	548,559	412,986
(Loss) income from continuing operations	(30,356)	1,547	(71,888)	15,131
Interest income	936	564	2,428	2,047
Interest expense	(2,007)	(1,503)	(7,013)	(5,711)
Other income (expense), net	2,117	973	1,931	372
(Loss) income from continuing operations, before taxes	(29,310)	1,581	(74,542)	11,839
Provision for income taxes	3,996	1,310	7,290	(4,477)
Net (loss) income from continuing operations	(25,314)	2,891	(67,252)	7,362
Net income (loss) from discontinued operations, net of taxes	46,848	8,431	75,233	39,320
Net income	21,534	11,322	7,981	46,682
Net (loss) income attributable to noncontrolling interests	(2,760)	6,052	(11,596)	6,052
Net income attributable to Synchronoss	$24,294	$5,270	$19,577	$40,630

Net (loss) income from continuing operations attributable to Synchronoss	$(22,554)	$(3,161)	$(55,656)	$1,310
Income effect for interest on convertible debt, net of tax	—	—	—	1,951
Net income (loss) from continuing operations adjusted for the convertible debt	$(22,554)	$(3,161)	$(55,656)	$3,261

Basic:
Continuing operations	$(0.51)	$(0.07)	$(1.28)	$0.03
Discontinued operations	1.06	0.19	1.73	0.93
	$0.55	$0.12	$0.45	$0.96
Diluted:
Continuing operations	$(0.51)	$(0.07)	$(1.28)	$0.03
Discontinued operations	1.06	0.19	1.73	0.93
	$0.55	$0.12	$0.45	$0.96

Weighted-average common shares outstanding:
Basic	43,814	42,817	43,571	42,284
Diluted	43,814	42,817	43,571	42,284

(1) Amounts include fair value stock-based compensation as follows:
Cost of services	$1,076	$1,493	$5,669	$5,091
Research and development	2,451	2,374	8,817	7,487
Selling, general and administrative	4,837	6,137	17,854	17,289
Total fair value stock-based compensation expense	$8,364	$10,004	$32,340	$29,867

(2) Amounts include acquisition costs as follows:
Cost of services	$3,344	$5,612	$17,482	$8,814
Research and development	4,030	2,375	13,751	7,307
Selling, general and administrative	9,253	963	14,739	1,412
Total acquisition costs	$16,627	$8,950	$45,972	$17,533

* Cost of services excludes depreciation and amortization which is shown separately.
** This presentation reflects the discontinued operations associated with the divestiture of our activation business.

SYNCHRONOSS TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year ended December 31,
	2016	2015	2016	2015
Non-GAAP financial measures and reconciliation:
GAAP Revenue	$121,717	$121,213	$476,671	$428,117
Add: Deferred revenue write-down	2,151	568	13,535	1,260
Non-GAAP Revenue	$123,868	$121,781	$490,206	$429,377

GAAP Revenue	$121,717	$121,213	$476,671	$428,117
Less: Cost of services	50,210	45,512	194,198	155,287
GAAP Gross Margin	71,507	75,701	282,473	272,830
Add: Deferred revenue write-down	2,151	568	13,535	1,260
Add: Fair value stock-based compensation	1,076	1,493	5,669	5,091
Add: Acquisition and restructuring costs	3,344	5,612	17,482	8,814
Non-GAAP Gross Margin	$78,078	$83,374	$319,159	$287,995
Non-GAAP Gross Margin %	63%	68%	65%	67%

GAAP (loss) income from operations	$(30,356)	$1,547	$(71,888)	$15,131
Add: Deferred revenue write-down	2,151	568	13,535	1,260
Add: Fair value stock-based compensation	8,364	10,004	32,340	29,867
Add: Acquisition and restructuring costs	17,987	8,916	52,305	22,479
Add: Net change in contingent consideration obligation	3,631	760	10,930	760
Add: Amortization expense	11,308	8,150	44,738	26,659
Non-GAAP income from operations	$13,085	$29,945	$81,960	$96,156

GAAP Net (loss) income from continuing operations attributable to Synchronoss	$(22,554)	$(3,161)	$(55,656)	$1,310
Add: Deferred revenue write-down	2,151	568	13,535	1,260
Add: Fair value stock-based compensation	8,364	10,004	32,340	29,867
Add: Acquisition and restructuring costs	17,987	8,916	52,305	22,479
Add: Net change in contingent consideration obligation, net of Fx change	3,631	760	10,930	760
Add: Amortization expense	11,308	8,150	44,738	26,659
Less: Noncontrolling interest non-GAAP adjustments	(1,148)	(183)	(5,523)	(183)
Less: Tax effect	(8,720)	(5,101)	(32,904)	(18,592)
Non-GAAP Net income from continuing operations attributable to Synchronoss	$11,019	$19,953	$59,765	$63,560
Income effect for interest on convertible debt, net of tax	549	669	2,197	2,302
Net income from continuing operations for diluted EPS calculation	$11,568	$20,622	$61,962	$65,862

Diluted non-GAAP net income per share from continuing operations	$0.24	$0.43	$1.28	$1.38

Weighted shares outstanding - Diluted	49,012	47,862	48,518	47,653

SYNCHRONOSS TECHNOLOGIES, INC.
STATEMENT OF CASH FLOWS
(in thousands)
(Unaudited)

	Year ended December 31,
	2016	2015
Operating activities:		(As Adjusted)
Net income	$7,981	$46,682
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	99,311	72,152
Amortization of debt issuance costs	1,607	1,501
(Loss) gain on disposals	(952)	16
Gain on discontinued operations	(95,311)	—
Amortization of bond premium	1,416	1,705
Deferred income taxes	29,296	8,319
Non-cash interest on leased facility	1,111	924
Stock-based compensation	33,979	31,711
Contingent consideration obligation	10,930	(772)
Changes in operating assets and liabilities:
Accounts receivable, net of allowance for doubtful accounts	(1,662)	(27,577)
Prepaid expenses and other current assets [1]	12,649	(8,543)
Other assets	10,054	(4,282)
Accounts payable	(11,139)	6,185
Accrued expenses [1]	25,479	16,333
Other liabilities	(6,546)	(402)
Deferred revenues	24,298	(4,130)
Net cash provided by operating activities	142,501	139,822

Investing activities:
Purchases of fixed assets	(58,542)	(59,960)
Purchases of intangible assets	—	(1,200)
Purchases of marketable securities available-for-sale	(13,445)	(139,569)
Maturities of marketable securities available-for-sale	82,904	106,210
Change in restricted cash	(30,000)	—
Proceeds from the sale of discontinued operations	18,135	—
Businesses acquired, net of cash	(98,428)	(131,592)
Net cash used in investing activities	(99,376)	(226,111)

Financing activities:
Proceeds from the exercise of stock options	13,912	19,936
Taxes paid on withholding shares [1]	(8,885)	(17,043)
Payments on contingent consideration obligation	—	(4,468)
Debt issuance costs	(1,346)	—
Borrowings on revolving line of credit	144,000	—
Repayment of revolving line of credit	(115,000)	—
Repurchases of common stock	(40,025)	—
Proceeds from the sale of treasury stock in connection with an employee stock purchase plan	2,183	1,902
Repayments of capital lease obligations	(3,815)	(2,021)
Net cash used in financing activities	(8,976)	(1,694)
Effect of exchange rate changes on cash	(765)	(350)
Net increase (decrease) in cash and cash equivalents	33,384	(88,333)
Cash and cash equivalents at beginning of period	147,634	235,967
Cash and cash equivalents at end of period	$181,018	$147,634

1 Certain prior year amounts have been adjusted to conform with the adoption of ASU 2016-09.

SYNCHRONOSS TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP CASH POVIDED BY OPERATING ACTIVITIES
(in thousands)
(Unaudited)

	Year ended December 31,
	2016	2015
		(As Adjusted)
Non-GAAP cash provided by operating activities and reconciliation:

Net cash provided by operating activities (GAAP)	$142,501	$139,822
Add: Cash payments on settlement of earn-out	—	3,532
Adjusted cash flow provided by operating activities (Non-GAAP)	$142,501	$143,354